EX-99.7

                        Consent of Independent Auditors


The Board of Directors of Aetna Life Insurance and Annuity Company and Policyholders of Variable Life Account B:

We consent to the use of our reports dated February 3, 1999 and February 26, 1999 included in this Post-Effective Amendment No. 12 to Registration Statement (File No. 33-75248) on Form S-6 and to the reference to our firm under the heading "Independent Auditors" in the prospectus.



                                            /s/  KPMG LLP


Hartford, Connecticut
April 29, 1999